UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Juniper Networks, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Your **Vote** Counts!

JUNIPER NETWORKS, INC.

2021 Annual Meeting
Vote by May 12, 2021
11:59 PM ET



JUNIPER NETWORKS, INC.
ATTN: INVESTOR RELATIONS
1133 INNOVATION WAY
SUNNYVALE, CA 94089

D39859-P52537

You invested in JUNIPER NETWORKS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 13, 2021.**

Get informed before you vote

View the Notice and Proxy Statement/10K COMBO online at www.ProxyVote.com OR you can receive a free paper copy of voting materials by requesting it prior to April 29, 2021. If you would like to request a copy of the voting materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting

May 13, 2021
8:00 a.m. Pacific time

Virtually at:
www.virtualshareholdermeeting.com/JNPR2021

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:**	
1a. Gary Daichendt	For
1b. Anne DelSanto	For
1c. Kevin DeNuccio	For
1d. James Dolce	For
1e. Christine Gorjanc	For
1f. Janet Haugen	For
1g. Scott Kriens	For
1h. Rahul Merchant	For
1i. Rami Rahim	For
1j. William Stensrud	For
2. Ratification of Ernst & Young LLP, an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2021.	For
3. Approval of a non-binding advisory resolution on executive compensation.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D39860-P52537